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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption 'Experts' and to the use of our report dated March 13, 1998, in the Registration Statement (Form S-1) and related Prospectus of Time Warner Telecom Inc. for the registration of its Class A common stock.

                                          Ernst & Young LLP

New York, New York
April 2, 1998






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